SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                Amendment No. 1
                                       to

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: July 20, 2005

                            NUWAVE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  0-28606                     22-3387630
         --------                  -------                     ----------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)               Identification No.)

    101 Hudson Street, Suite 3701, Jersey City, New Jersey          07302
    ------------------------------------------------------          -----
         (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (201) 309-1880
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 20, 2005 NuWave Technologies, Inc. (the "Company") issued a $150,000 debenture (the "Debenture") to Cornell Capital Partners, LP ("Cornell"). Any part of the principal amount of the Debenture, plus accrued interest, is convertible at Cornell's option any time up to maturity into shares of the Company's common stock at a fixed price per share equal to $0.10. The Debenture has a 210-day term, has piggy-back registration rights and accrues interest at twelve percent (12%) per year.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibit No. Description

Exhibit            Description

Exhibit 99.1       $150,000 Convertible Debenture              Provided herewith
                   issued to Cornell Capital Partners, LP
                   and dated as of July 20, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NUWAVE TECHNOLOGIES, INC.

Date:   August 1, 2005                 By: /S/ George D. Kanakis
                                           -------------------------------------
                                           Name: George D. Kanakis
                                           Title: President